(ICON)

Prudential
International
Bond Fund,
Inc.

SEMI
ANNUAL
REPORT
June 30, 1999

(LOGO)

A Message from the Fund's President                    August 20, 1999
(PHOTO)

Dear Shareholder,

Prudential International Bond Fund posted negative returns for the six-month period that ended on June 30, 1999, as did its benchmark, the Lipper Global Income Fund Average. The Fund was hurt primarily by its still-considerable exposure to U.S. Treasuries. These government securities and bonds of certain other major debt markets sold off in the first half of the year amid concern about the potential for higher inflation. The following report takes a closer look at bond market events that took place during the six-month reporting period, and explains how Prudential International Bond Fund was positioned accordingly.

Our integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's retail and institutional investors, as well as its policyholders. This integrated group now manages approximately $145 billion in assets, making it one of the three largest fixed-income money managers in the country. The expanded depth, breadth, and scale of our investment team also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools. The group is co-headed by Senior Managing Directors Jim Sullivan, who is responsible for portfolio management and credit research, and Jack Gaston, who is in charge of risk management and quantitative research.

To utilize these integrated resources more effectively, Mr. Sullivan recently organized the group into teams, each specializing in a different sector of the fixed-income market. The Global Bond Sector team will now be responsible for the day-to-day management of your Prudential International Bond Fund. Many of the investment professionals who supported the management of the Fund in the past are part of this new team that will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President and Chief Investment Officer
Prudential International Bond Fund, Inc.

Performance Review

Cumulative Total Returns1                            As of 6/30/99
                      Six     One      Five       Ten      Since
                     Months   Year     Years     Years   Inception2
Class A              -3.87%   -0.07%   52.06%   130.70%    155.76%
Class B              -4.09    -0.47     N/A       N/A       19.94
Class C              -4.09    -0.47     N/A       N/A       19.94
Class Z              -3.74     0.29     N/A       N/A        9.29
Lipper Global Inc.
Fund Avg.3           -3.35    -0.05    36.02    102.23       ***

Average Annual Total Returns1                       As of 6/30/99
           One     Five     Ten       Since
           Year    Years   Years   Inception2
Class A   -4.06%   7.86%   8.28%      7.83%
Class B   -5.47     N/A     N/A       4.89
Class C   -2.47     N/A     N/A       5.10
Class Z    0.29     N/A     N/A       3.96

Distributions and Yields                         As of 6/30/99
          Total Distributions   30-Day
           Paid for Six Mos.   SEC Yield
Class A         $0.30            4.71%
Class B         $0.28            4.40%
Class C         $0.28            4.36%
Class Z         $0.31            5.16%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers--with the exception of one-year returns-- do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York
Stock Exchange.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 7/31/87; Class B and Class C, 1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Global Income Fund category.

***Lipper Since Inception returns are 135.15% for Class A, 14.59% for Class B and Class C, and 8.13% for Class Z, based on all funds in each share class.

We increased exposure to emerging market bonds
The first half of 1999 began on a somber note for emerging market bonds. In January, the Brazilian government devalued the nation's currency--the real--amid doubts about its ability to solve Brazil's longstanding fiscal difficulties. But the Brazilian government acted quickly to regain investor confidence by cutting spending, raising taxes, and taking other measures. Encouraged by these moves, investor demand increased for Brazilian debt securities and other emerging market bonds. In addition, investor sentiment toward emerging market bonds of Southeast
Asian countries improved as economic stability returned to that region. As a whole, emerging market bonds performed better than debt securities in other fixed-income markets during the six months, based on Lehman Brothers indexes.

The Fund's exposure to below-investment-grade emerging market bonds rose from 5.17% of its total investments as of December 31, 1998 to 9.12% as of June 30, 1999. We selectively purchased a mixture of shorter- and longer-term government bonds of Jordan, Venezuela, Bulgaria, and Malaysia--all of which were denominated in U.S. dollars. Emerging market bonds provide high yields because they are often rated below investment grade and carry greater credit risk than the government bonds of developed Western economies. For these reasons, we limit the Fund's exposure to these bonds.

We trimmed U.S. Treasuries
The money we used to purchase emerging market bonds came primarily from selling some of our U.S. Treasuries. Among the Treasuries we sold were long-term bonds maturing in 2027. As a result, Treasuries fell from 15.23% of the Fund's total investments as of December 31, 1998 to 11.19% as of June 30, 1999. Selling these bonds helped to lower the Fund's duration (a measure of its sensitivity to changes in the level of interest rates) from 5.8 years to 4.3 years. A shorter duration made the Fund less sensitive to the rise in bond yields and the decline in their prices. However, our still-considerable exposure to Treasuries was a key factor that caused the Fund to post negative returns for the first half of the year.

In fact, Treasuries and many major European government bond markets provided negative returns for the six months, according to Lehman Brothers indexes. They sold off amid concern that the strong U.S. economic expansion, a pickup in global economic growth, and rising commodity prices would spark higher inflation. Investors dislike mounting inflationary pressures because it erodes the value of their bonds' fixed interest payments. Because bond yields typically reflect the anticipated rate of inflation, investors began to push yields higher in many bond markets (and their prices lower), particularly in the Treasury market.

Fed stepped in to slow U.S. economic growth
This trend continued amid growing expectations that the Federal Reserve would increase the Federal funds rate--the rate U.S. banks charge each other for overnight loans--to keep the U.S. economy from overheating. In mid-May, Federal Reserve policy makers announced they were considering raising the key rate because of the potential for higher inflation. Finally on June 30, 1999, the Federal Reserve boosted the Federal funds rate by a quarter of a percentage point to 5.00%.

Besides the sell-off in Treasuries, the Fund was also hurt by its remaining exposure to the euro, even though we had substantially reduced the Fund's weighting in the single European currency during the six-month period. From the euro's debut on January 1, 1999 until June 30, 1999, the currency weakened by approximately 12% against the U.S. dollar. This trend largely reflected the U.S. economy's greater strength versus that of continental Europe.


Five Largest Issuers
Expressed as a percentage of net assets as of 6/30/99

German Government Bonds         20.2%
U.S. Treasury Obligations       11.1
Corporacion Andina de Fomento    5.4
Danish Government Bonds          4.4
Swedish Government Bonds         3.5


Geographic/Currency Concentration
Expressed as a percentage of total investments as of 6/30/99

United States        33%
Euro                 25
Denmark               4
Canada                4
United Kingdom        4
Cash Equivalents      5
Other                25

Investment Goals and Style
Your Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate- and long-term, investment-grade debt securities of issuers outside the United States. However, up to 35% of total investments can be held in U.S. securities. The Fund may also invest up to 15% of total assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political and currency risks, as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

Review Cont'd.

Looking Ahead
Our emerging market bond outlook remains positive--in the medium term We expect to maintain a significant exposure to emerging market bonds, which offer yield spreads that, on average, are higher than they have been in recent years. Although these bonds carry considerable risks, we believe investors with prudent exposure to eastern European and Asian emerging market debt securities will continue to be rewarded.
As for the euro, its substantial decline will likely have a stimulative effect on the European economy because the weaker currency has made prices of European exports very competitive.
Should signs of economic recovery continue to emerge in Europe, the euro's outlook will probably improve.

Portfolio of Investments as of
June 30, 1999 (Unaudited)           PRUDENTIAL INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--86.6%
------------------------------------------------------------
Australia--4.1%
 A$     1,520     Commonwealth of Australia,
                    10.00%, 10/15/02                 $ 1,136,269
        2,960     New South Wales Treasury
                    Corporation,
                    6.50%, 5/1/06                      1,965,238
                                                     -----------
                                                       3,101,507
------------------------------------------------------------
Canada--4.2%
 C$     2,000     British Columbia Provincial Bond,
                    6.00%, 6/9/08                      1,363,244
        2,600     Province of Quebec,
                    6.50%, 10/1/07                     1,816,600
                                                     -----------
                                                       3,179,844
------------------------------------------------------------
Denmark--4.4%
                  Danish Government Bonds,
 DKr   10,500     7.00%, 12/15/04                      1,642,735
       10,215     8.00%, 3/15/06                       1,693,065
                                                     -----------
                                                       3,335,800
------------------------------------------------------------
Euro--24.5%
  EURO  2,215     French Government Bonds,
                    4.00%, 4/25/09                     2,177,423
                  German Government Bonds,
          505     4.50%, 5/17/02                         535,803
        4,020     3.75%, 8/26/03                       4,146,902
        2,710     7.375%, 1/3/05                       3,244,498
        2,830     3.75%, 1/4/09                        2,754,521
        4,000     6.25%, 1/4/24                        4,621,919
          930     Republic of Italy,
                    6.50%, 11/1/27                     1,078,918
                                                     -----------
                                                      18,559,984
------------------------------------------------------------
Germany--2.1%
  DM    3,000     Republic of Colombia,
                    7.25%, 12/21/00                    1,621,102
Greece--2.5%
                  Hellenic Republic,
  GRD 370,000     11.90%, 12/31/03, FRN              $ 1,220,982
      182,300     8.60%, 3/26/08                         666,202
                                                     -----------
                                                       1,887,184
------------------------------------------------------------
Hungary--0.4%
  HUF  80,000     Hungarian Government Bonds,
                    15.00%, 7/24/01                      335,603
------------------------------------------------------------
New Zealand--3.8%
 NZ$    3,500     Federal National Mortgage
                    Association,
                    7.25%, 6/20/02                     1,900,030
        1,800     International Bank of
                    Reconstruction Development,
                    7.25%, 5/27/03                       980,268
                                                     -----------
                                                       2,880,298
------------------------------------------------------------
Russia--0.1%
  RUB   4,500     European Bank of Reconstruction
                    Development,
                    Zero Coupon, 5/28/02                  46,382
------------------------------------------------------------
Sweden--3.5%
                  Swedish Government Bonds,
 SEK    6,400     5.00%, 1/15/04                         768,876
       15,000     6.00%, 2/9/05                        1,882,034
                                                     -----------
                                                       2,650,910
------------------------------------------------------------
United Kingdom--4.1%
 BP     1,660     United Kingdom Treasury Strip,
                    9.50%, 10/25/04                    3,097,888

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
June 30, 1999 (Unaudited)          PRUDENTIAL INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note 1)
------------------------------------------------------------
United States--32.9%
Corporate Bonds--2.5%
  US$     650     General Motors Acceptance Corp.,
                    5.75%, 11/10/03                  $   628,901
          850     Household Finance Corporation,
                    6.40%, 6/17/08                       807,695
          500     Petroliam Nasional Berhad
                    (Malaysia),
                    7.125%, 10/18/06                     456,000
                                                     -----------
                                                       1,892,596
------------------------------------------------------------
Sovereign Bonds--12.7%
          400     Kingdom of Jordan
                    5.50%, 12/23/23                      240,000
          900     Ministry of Finance (Russia),
                    10.00%, 6/26/07                      443,812
          500     Oman Sultante (India),
                    7.125%, 3/20/02                      492,500
                  Republic of Argentina, FRN,
          465     5.9375%, 3/31/05                       395,855
        1,000     11.00%, 10/9/06                        924,500
          369     Republic of Brazil, FRN,
                    6.0625%, 1/1/01                      352,875
          750     Republic of Bulgaria,
                    2.50%, 7/28/12                       446,250
          500     Republic of Colombia,
                    7.25%, 2/23/04                       415,500
          885     Republic of Croatia, FRN,
                    5.8125%, 7/31/06                     743,492
          400     Republic of Lithuania,
                    7.125%, 7/22/02                      377,000
          300     Republic of Malaysia,
                    8.75%, 6/1/09                        302,820
          600     Republic of Panama,
                    7.875%, 2/13/02                      583,500
          700     Republic of Peru,
                    4.50%, 3/7/17                        429,660
                  Republic of Venezuela,
          810     6.3125%, 12/18/07                      358,000
          400     13.625%, 8/15/18                       618,311
          880     Russian Federation,
                    11.00%, 7/24/18                      435,600
       $2,000     United Mexican States, FRN,
                    9.75%, 2/6/01                    $ 2,083,000
                                                     -----------
                                                       9,642,675
------------------------------------------------------------
Foreign Government Bonds--1.2%
          900     Province of Ontario,
                    6.00%, 2/21/06                       868,050
------------------------------------------------------------
Supranational Bonds--5.4%
        4,100     Corporacion Andina de Fomento,
                    7.375%, 7/21/00                    4,071,464
------------------------------------------------------------
U.S. Government Obligations--11.1%
                  United States Treasury Bonds,
        4,000     6.25%, 2/15/07                       4,075,640
          570     6.625%, 2/15/27                        601,972
                  United States Treasury Notes,
        3,145     5.00%, 4/30/01                       3,118,456
          600     5.875%, 11/15/05                       600,000
                                                     -----------
                                                       8,396,068
                                                     -----------
                                                      24,870,853
                                                     -----------
                  Total long-term investments
                    (cost US$69,842,106)              65,567,355
                                                     -----------
SHORT-TERM INVESTMENTS--12.4%
------------------------------------------------------------
Hungary--1.6%
                  Hungarian Government Bonds,
  HUF 140,000     16.50%, 7/24/99                        579,400
      150,000     16.00%, 4/12/00                        626,370
                                                     -----------
                                                       1,205,770
------------------------------------------------------------
Poland--2.8%
                  Polish Treasury Bills,
 PLZ    1,500     12.78%(a), 9/15/99                     372,220
        1,370     12.92%(a), 10/20/99                    335,881
        1,080     13.04%(a), 10/27/99                    264,067
        2,410     12.99%(a), 11/10/99                    586,548
        2,300     13.15%(a), 12/24/99                    551,094
                                                     -----------
                                                       2,109,810

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Portfolio of Investments as of June 30, 1999 (Unaudited)
------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note 1)
------------------------------------------------------------
Russia--0.1%
  RUB   2,700     European Bank of Reconstruction
                    Development,
                    31.00%, 5/5/00                   $    89,054
------------------------------------------------------------
United States--7.9%
Corporate Bonds--3.3%
  US$     650     Banco Ganadero Colombian Bond
                    (Colombia),
                    9.75%, 8/26/99                       653,868
        1,900     Financiera Energetica Nacional
                    (Colombia),
                    9.00%, 11/8/99                     1,876,250
                                                     -----------
                                                       2,530,118
------------------------------------------------------------
Repurchase Agreement--4.6%
        3,467     Joint Repurchase Agreement
                    Account
                    4.78%, 7/1/99 (Note 5)             3,467,000
                                                     -----------
                                                       5,997,118
                                                     -----------
                  Total short-term Investments
                    (cost US$9,962,664)                9,401,752
                                                     -----------
------------------------------------------------------------
Total Investments--99.0%
                  (cost $79,804,770; Note 4)          74,969,107
                  Other assets in excess of
                    liabilities--1.0%                    756,820
                                                     -----------
                  Net Assets--100%                   $75,725,927
                                                     -----------
                                                     -----------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities
(Unaudited)                            PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           June 30, 1999
Investments, at value (cost $79,804,770)....................................................................       $74,969,107
Cash........................................................................................................            54,190
Receivable for investments sold.............................................................................         2,489,600
Interest receivable.........................................................................................         1,597,766
Forward currency contracts-amount receivable from counterparties............................................           214,675
Receivable for Fund shares sold.............................................................................            51,957
Other assets................................................................................................             2,400
                                                                                                                  -------------
   Total assets.............................................................................................        79,379,695
                                                                                                                  -------------
Liabilities
Foreign currency, Bank overdraft............................................................................            23,181
Payable for investments purchased...........................................................................         2,809,764
Payable for Fund shares reacquired..........................................................................           275,319
Accrued expenses and other liabilities......................................................................           249,594
Dividends payable...........................................................................................           122,742
Forward currency contracts-amount payable to counterparties.................................................           110,051
Management fee payable......................................................................................            47,176
Distribution fee payable....................................................................................            15,941
                                                                                                                  -------------
   Total liabilities........................................................................................         3,653,768
                                                                                                                  -------------
Net Assets..................................................................................................       $75,725,927
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $   114,495
   Paid-in capital in excess of par.........................................................................        81,563,126
                                                                                                                  -------------
                                                                                                                    81,677,621
   Distributions in excess of net investment income.........................................................        (1,247,767)
   Accumulated net realized gains on investments............................................................            27,580
   Net unrealized depreciation on investments and foreign currencies........................................        (4,731,507)
                                                                                                                  -------------
Net assets, June 30, 1999...................................................................................       $75,725,927
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($71,111,557 / 10,753,509 shares of common stock issued and outstanding)..............................             $6.61
   Maximum sales charge (4% of offering price)..............................................................               .28
                                                                                                                  -------------
   Maximum offering price to public.........................................................................             $6.89
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,644,363 / 248,067 shares of common stock issued and outstanding)..................................             $6.63
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value and redemption price per share
      ($245,982 / 37,110 shares of common stock issued and outstanding).....................................             $6.63
   Sales charge (1% of offering price)......................................................................               .07
                                                                                                                  -------------
   Offering price to public.................................................................................             $6.70
                                                                                                                  -------------
                                                                                                                  -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,724,025 / 410,832 shares of common stock issued and outstanding)..................................             $6.63
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                       Ended
Net Investment Income                              June 30, 1999
Income
   Interest and discount earned (net of foreign
      withholding taxes of $6,204)..............    $  3,059,619
                                                   -------------
Expenses
   Management fee...............................         303,484
   Distribution fee--Class A....................          95,981
   Distribution fee--Class B....................           5,257
   Distribution fee--Class C....................             906
   Transfer agent's fees and expenses...........         100,000
   Custodian's fees and expenses................          95,000
   Reports to shareholders......................          53,000
   Legal fees and expenses......................          32,000
   Audit fees and expenses......................          18,000
   Registration fees............................          16,000
   Directors' fees..............................           9,000
   Insurance....................................             600
   Miscellaneous................................           1,845
                                                   -------------
      Total expenses............................         731,073
                                                   -------------
Net investment income...........................       2,328,546
                                                   -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions......................        (584,535)
   Foreign currency transactions................        (206,146)
                                                   -------------
                                                        (790,681)
                                                   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................      (4,684,594)
   Foreign currencies...........................          21,124
                                                   -------------
                                                      (4,663,470)
                                                   -------------
Net loss on investments and foreign
   currencies...................................      (5,454,151)
                                                   -------------
Net Decrease in Net Assets
Resulting from Operations.......................    $ (3,125,605)
                                                   -------------
                                                   -------------

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months
                                        Ended         Year Ended
Increase                              June 30,       December 31,
in Net Assets                           1999             1998
Operations
   Net investment income..........  $   2,328,546    $   5,610,162
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......       (790,681)         471,049
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................     (4,663,470)       1,033,608
                                    -------------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     (3,125,605)       7,114,819
                                    -------------    -------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................     (1,189,876)      (3,147,035)
      Class B.....................        (20,011)         (24,528)
      Class C.....................         (3,436)          (3,873)
      Class Z.....................        (40,531)         (51,961)
                                    -------------    -------------
                                       (1,253,854)      (3,227,397)
                                    -------------    -------------
   Distributions in excess of net
      investment income
      Class A.....................     (1,184,100)      (2,100,081)
      Class B.....................        (19,913)         (16,368)
      Class C.....................         (3,420)          (2,584)
      Class Z.....................        (40,334)         (34,675)
                                    -------------    -------------
                                       (1,247,767)      (2,153,708)
                                    -------------    -------------
   Distributions from net realized
      gains
      Class A.....................       (946,664)        (575,748)
      Class B.....................        (18,507)          (4,487)
      Class C.....................         (3,104)            (709)
      Class Z.....................        (31,881)          (9,506)
                                    -------------    -------------
                                       (1,000,156)        (590,450)
                                    -------------    -------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold........................      2,980,211        6,408,174
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............      1,124,529        1,664,187
   Cost of shares reacquired......     (9,487,758)     (19,079,029)
                                    -------------    -------------
   Net decrease in net assets from
      Fund share transactions.....     (5,383,018)     (11,006,668)
                                    -------------    -------------
Total decrease....................    (12,010,400)      (9,863,404)
Net Assets
Beginning of period...............     87,736,327       97,599,731
                                    -------------    -------------
End of period.....................  $  75,725,927    $  87,736,327
                                    -------------    -------------
                                    -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements
(Unaudited)                      PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
Prudential International Bond Fund, Inc., (the 'Fund'), is an open-end, nondiversified, management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in debt securities of issuers located in at least three countries, excluding the United States (except in periods of weakness). The Fund invests in foreign debt securities issued by foreign corporate issuers as well as securities issued or guaranteed by foreign governments, semi-governmental entities, governmental agencies, supernational entities and other governmental entities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 15% of the it's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Any security for which the primary market is on an exchange or NASDAQ National Market System securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount, and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements
(Unaudited)                      PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income and decrease accumulated net realized loss on investments by $1,074,692. This was primarily the result of net foreign currency losses for the six months ended June 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion and
 .70 of 1% of such assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements
(Unaudited)                       PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
1% of the average daily net assets of the Class A, B and C shares respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 1999.

PIMS has advised the Fund that it has received approximately $3,600 in front-end sales charges resulting from sales of Class A and $1,100 in Class C shares during the six months ended June 30, 1999. From these fees, PIMS paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales-persons and incurred other distribution costs.

PIMS has advised the Series that for the six months ended June 30, 1999, it has received approximately $2,300 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the period ended June 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 1999 the Fund incurred fees of approximately $89,000 for the services of PMFS. As of June 30, 1999 approximately $15,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1999 aggregated $37,258,735 and $43,183,163, respectively.

At June 30, 1999, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies, as follows:

                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
Purchase Contracts      Payable         Value     (Depreciation)
------------------- ---------------  -----------  ---------------
Australian Dollar,
  expiring
  7/15/99..........   $   784,030    $   787,167     $   3,137
Canadian Dollar,
  expiring
  7/8/99...........     2,102,198      2,095,744        (6,454)
Euro,
  expiring
  7/13/99..........     5,640,397      5,554,990       (85,407)
Pound Sterling,
  expiring
  8/4/99...........       718,637        713,748        (4,889)
Swedish Krona,
  expiring
  7/9/99...........     2,344,477      2,374,485        30,008
                    ---------------  -----------  ---------------
                      $11,589,739    $11,526,134     $ (63,605)
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------
                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
  Sale Contracts      Receivable        Value     (Depreciation)
------------------- ---------------  -----------  ---------------
Australian Dollar,
  expiring
  7/15/99..........   $ 1,155,677    $ 1,155,025     $     652
Canadian Dollar,
  expiring
  7/8/99...........     3,507,857      3,485,354        22,503
Euro,
  expiring 7/13/99
  - 8/4/99.........    10,800,592     10,726,539        74,053
Japanese Yen,
  expiring
  7/26/99..........     1,018,204      1,013,362         4,842
New Zealand Dollar,
  expiring
  7/19/99..........     2,995,715      2,974,537        21,178
Swedish Krona,
  expiring
  7/9/99...........       783,426        796,727       (13,301)

--------------------------------------------------------------------------------

Notes to Financial Statements
(Unaudited)                          PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
  Sale Contracts      Receivable        Value     (Depreciation)
------------------- ---------------- ------------ ----------------
Swiss Franc,
  expiring
  7/9/99...........   $ 4,057,193    $ 3,998,891     $  58,302
                    ---------------  -----------  ---------------
                      $24,318,664    $24,150,435     $ 168,229
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

The United States federal income tax basis of the Fund's investments at June 30, 1999 was $79,852,699 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $4,883,592 (gross unrealized appreciation--$179,792; gross unrealized depreciation--$5,063,384).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 1999, the Fund had a .45% undivided interest in the joint account. The undivided interest for the Fund represented $3,467,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Deutche Bank Securities Inc., 4.75%, in the principal amount of $150,000,000, repurchase price $150,019,792, due 7/1/99. The value of the collateral including accrued interest was $153,000,548.

Goldman Sachs & Co., 4.85%, in the principal amount of $200,000,000, repurchase price $200,026,944, due 7/1/99. The value of the collateral including accrued interest was $204,001,378.

Morgan Stanley Dean Witter, 4.70%, in the principal amount of $178,944,000, repurchase price $178,967,362, due 7/1/99. The value of the collateral including accrued interest was $182,666,733.

Morgan Stanley Dean Witter, 4.72%, in the principal amount of $50,000,000, repurchase price $50,006,556, due 7/1/99. The value of the collateral including accrued interest was $51,021,154.

Warburg Dillon Read LLC, 4.81%, in the principal amount of $200,000,000, repurchase price $200,026,722, due 7/1/99. The value of the collateral including accrued interest was $204,001,326.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class. As of June 30, 1999 Prudential owned 145 Class A shares.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended June 30, 1999:
Shares sold......................        84,484    $     580,359
Shares issued in reinvestment of
  dividends and distributions....       140,789          966,507
Shares reacquired................    (1,180,329)      (8,169,076)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (955,056)      (6,622,210)
Shares issued upon conversion
  from Class B...................           140              930
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (954,916)   $  (6,621,280)
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements
(Unaudited)                      PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1998:
Shares sold......................       372,024    $   2,657,375
Shares issued in reinvestment of
  dividends and distributions....       214,448        1,531,157
Shares reacquired................    (2,481,487)     (17,676,855)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,895,015)     (13,488,323)
Shares issued upon conversion
  from Class B...................         1,973           14,203
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,893,042)   $ (13,474,120)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Six months ended June 30, 1999:
Shares sold......................       140,519    $     966,947
Shares issued in reinvestment of
  dividends and distributions....         6,865           47,086
Shares reacquired................       (68,625)        (466,278)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................        78,759          547,755
Shares reacquired upon conversion
  into Class A...................          (140)            (930)
                                    -----------    -------------
Net increase in shares
  outstanding....................        78,619    $     546,825
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1998:
Shares sold......................       138,265    $     988,889
Shares issued in reinvestment of
  dividends and distributions....         5,180           37,028
Shares reacquired................       (46,855)        (334,557)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................        96,590          691,360
Shares reacquired upon conversion
  into Class A...................        (1,975)         (14,203)
                                    -----------    -------------
Net increase in shares
  outstanding....................        94,615    $     677,157
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended June 30, 1999:
Shares sold......................         4,234    $      28,901
Shares issued in reinvestment of
  dividends and distributions....         1,209            8,306
Shares reacquired................        (4,162)         (28,846)
                                    -----------    -------------
Net increase in shares
  outstanding....................         1,281    $       8,361
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1998:
Shares sold......................        33,210    $     237,920
Shares issued in reinvestment of
  dividends and distributions....           671            4,790
Shares reacquired................        (8,776)         (62,577)
                                    -----------    -------------
Net increase in shares
  outstanding....................        25,105    $     180,133
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
Six months ended June 30, 1999:
Shares sold......................       202,541    $   1,404,004
Shares issued in reinvestment of
  dividends and distributions....        14,941          102,630
Shares reacquired................      (119,888)        (823,558)
                                    -----------    -------------
Net increase in shares
  outstanding....................        97,594    $     683,076
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1998:
Shares sold......................       352,766    $   2,523,990
Shares issued in reinvestment of
  dividends and distributions....        12,769           91,212
Shares reacquired................      (140,684)      (1,005,040)
                                    -----------    -------------
Net increase in shares
  outstanding....................       224,851    $   1,610,162
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       12

Financial Highlights (Unaudited)        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class A(b)
                                                  --------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                          Year Ended December 31,
                                                   June 30,      -----------------------------------------------------------
                                                   1999(c)       1998(c)     1997(c)        1996         1995         1994
                                                  ----------     -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $   7.17      $  7.08     $   7.63     $   7.68     $   6.76     $   7.84
                                                  ----------     -------     --------     --------     --------     --------
Income from investment operations:
Net investment income.........................          .20          .43          .49          .56          .48          .45
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........         (.46)         .12         (.22)         .28         1.13         (.97)
                                                  ----------     -------     --------     --------     --------     --------
   Total from investment operations...........         (.26)         .55          .27          .84         1.61         (.52)
                                                  ----------     -------     --------     --------     --------     --------
Less distributions:
Dividends from net investment income..........         (.11)        (.25)        (.58)        (.67)        (.48)        (.23)
Distributions in excess of net investment
   income.....................................         (.10)        (.17)        (.24)        (.40)        (.21)       --
Distributions from net realized capital
   gains......................................         (.09)        (.04)       --           --           --            (.10)
Distributions in excess of net capital
   gains......................................       --            --           --           --           --           --
Tax return of capital distributions...........       --            --           --           --           --            (.23)
                                                  ----------     -------     --------     --------     --------     --------
   Total dividends and distributions..........         (.30)        (.46)        (.82)       (1.07)        (.69)        (.56)
                                                  ----------     -------     --------     --------     --------     --------
Redemption fee retained by Fund...............       --            --           --             .18        --           --
                                                  ----------     -------     --------     --------     --------     --------
Net asset value, end of period................     $   6.61      $  7.17     $   7.08     $   7.63     $   7.68     $   6.76
                                                  ----------     -------     --------     --------     --------     --------
                                                  ----------     -------     --------     --------     --------     --------
Per share market price, end of period.........          N/A          N/A          N/A          N/A     $  7.375     $  5.625
                                                  ----------     -------     --------     --------     --------     --------
                                                  ----------     -------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price...............................          N/A          N/A          N/A          N/A        44.39%      (12.04)%
   Net asset value............................        (3.87)%       8.00%        3.62%       14.02%       25.14%       (5.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $ 71,112      $84,008     $ 96,365     $125,637     $350,339     $308,703
Average net assets (000)......................     $ 77,421      $89,970     $110,910     $180,588     $342,741     $331,421
Ratios to average net assets:
   Expenses, including distribution fees......         1.80%(d)     1.63%        1.64%        1.48%        1.05%        1.11%
   Expenses, excluding distribution fees......         1.55%(d)     1.48%        1.49%        1.34%        1.05%        1.11%
   Net investment income......................         5.75%(d)     6.08%        6.54%        6.45%        6.37%        6.21%
For Class A, B, C and Z shares:
Portfolio turnover rate.......................           51%          46%          53%          38%         203%         526%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.

(b) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.

(c) Calculated based upon weighted average shares outstanding during the period.
(d)Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights (Unaudited)        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                        Class B                                   Class C
                                                  ---------------------------------------------------     ------------------------
                                                                                         January 15,                        Year
                                                  Six Months                               1996(c)         Six Months       Ended
                                                    Ended            Year Ended            Through           Ended         December
                                                   June 30,         December 31,         December 31,       June 30,       31,
                                                   1999(d)       1998(d)     1997(d)         1996           1999(d)        1998(d)
                                                     -----       -------     -------         -----            -----        -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 7.19       $ 7.10      $ 7.64         $ 7.72           $ 7.19        $ 7.10
                                                     -----       -------     -------         -----            -----        -------
Income from investment operations:
Net investment income.........................         .18          .37         .44            .52              .18           .37
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........        (.46)         .11        (.20 )          .25             (.46)          .11
                                                     -----       -------     -------         -----            -----        -------
   Total from investment operations...........        (.28)         .48         .24            .77             (.28)          .48
                                                     -----       -------     -------         -----            -----        -------
Less distributions:
Dividends from net investment income..........        (.09)        (.21 )      (.54 )         (.63)            (.09)         (.21)
Distributions in excess of net investment
   income.....................................        (.10)        (.14 )      (.24 )         (.40)            (.10)         (.14)
Distributions from net realized gains.........        (.09)        (.04 )      --           --                 (.09)         (.04)
                                                     -----       -------     -------         -----            -----        -------
   Total dividends and distributions..........        (.28)        (.39 )      (.78 )        (1.03)            (.28)         (.39)
                                                     -----       -------     -------         -----            -----        -------
Redemption fee retained by Fund...............       --            --          --              .18           --              --
                                                     -----       -------     -------         -----            -----        -------
Net asset value, end of period................      $ 6.63       $ 7.19      $ 7.10         $ 7.64           $ 6.63        $ 7.19
                                                     -----       -------     -------         -----            -----        -------
                                                     -----       -------     -------         -----            -----        -------
TOTAL INVESTMENT RETURN(a)....................       (4.09)%       7.32 %      3.25 %        12.86%           (4.09)%        7.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $1,644       $1,218        $531            $75             $246          $257
Average net assets (000)......................      $1,414         $785        $335            $23             $244          $126
Ratios to average net assets:
   Expenses, including distribution fees......        2.30%(b)     2.23%       2.24%          2.09%(b)         2.30%(b)      2.23%
   Expenses, excluding distribution fees......        1.55%(b)     1.48%       1.49%          1.34%(b)         1.55%(b)      1.48%
   Net investment income......................        5.30%(b)     5.51%       6.00%          5.85%(b)         5.28%(b)      5.53%
                                                            January 15,
                                                              1996(c)
                                                              Through
                                                            December 31,
                                                1997(d)         1996
                                                -------         -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $ 7.64         $ 7.72
                                                -------         -----
Income from investment operations:
Net investment income.........................     .40            .52
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........    (.16 )          .25
                                                -------         -----
   Total from investment operations...........     .24            .77
                                                -------         -----
Less distributions:
Dividends from net investment income..........    (.54 )         (.63)
Distributions in excess of net investment
   income.....................................    (.24 )         (.40)
Distributions from net realized gains.........    --           --
                                                -------         -----
   Total dividends and distributions..........    (.78 )        (1.03)
                                                -------         -----
Redemption fee retained by Fund...............    --              .18
                                                -------         -----
Net asset value, end of period................  $ 7.10         $ 7.64
                                                -------         -----
                                                -------         -----
TOTAL INVESTMENT RETURN(a)....................    3.25%         12.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $76            $13
Average net assets (000)......................     $26             $8
Ratios to average net assets:
   Expenses, including distribution fees......    2.24%          2.09%(b)
   Expenses, excluding distribution fees......    1.49%          1.34%(b)
   Net investment income......................    5.96%          5.85%(b)

---------------
(a) Total investment return is based on a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.

(b) Annualized.

(c) Commencement of offering of Class B and Class C shares.

(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights (Unaudited)        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class Z
                                                  ----------------------------------------------
                                                                                     March 17,
                                                   Six Months                         1997(c)
                                                     Ended          Year Ended        Through
                                                    June 30,       December 31,     December 31,
                                                    1999(d)          1998(d)          1997(d)
                                                      -----            -----            -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........       $ 7.19           $ 7.10           $ 7.57
                                                      -----            -----            -----
Income from investment operations:
Net investment income.........................          .21              .44              .38
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........         (.46)             .10             (.02)
                                                      -----            -----            -----
   Total from investment operations...........         (.25)             .54              .36
                                                      -----            -----            -----
Less distributions:
Dividends from net investment income..........         (.12)            (.25)            (.59)
Distributions in excess of net investment
   income.....................................         (.10)            (.16)            (.24)
Distributions from net realized gains.........         (.09)            (.04)          --
                                                      -----            -----            -----
   Total dividends and distributions..........         (.31)            (.45)            (.83)
                                                      -----            -----            -----
Net asset value, end of period................       $ 6.63           $ 7.19           $ 7.10
                                                      -----            -----            -----
                                                      -----            -----            -----
TOTAL INVESTMENT RETURN(a)....................        (3.74)%           8.16%            4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............       $2,724           $2,253             $628
Average net assets (000)......................       $2,527           $1,487             $121
Ratios to average net assets:
   Expenses, including distribution fees......         1.55%(b)         1.48%            1.49%(b)
   Expenses, excluding distribution fees......         1.55%(b)         1.48%            1.49%(b)
   Net investment income......................         6.04%(b)         6.29%            6.82%(b)

---------------
(a) Total investment return is based on a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.

(b) Annualized.

(c) Commencement of offering of Class Z shares.

(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly --in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management, Ltd.
115 Houndsditch
London EC3A 7BU

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds               BULK RATE
Gateway Center Three                U.S. POSTAGE
100 Mulberry Street                     PAID
Newark, NJ  07102-4077              Permit 6807
New York, NY
(800) 225-1852


74436Q101   MF170E2
74436Q200
74436Q309
74436Q408